Long-term interest bearing debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-term interest bearing debt and interest expenses
Long-term interest bearing debt

As of December 31, 2015 and December 31, 2014, the Company had the following debt facilities:

(In millions of U.S. dollars)	December 31, 2015	December 31, 2014
Credit facilities:
US$2,000 facility	1,200.0	1,366.7
US $475 facility	354.0	451.3
Total credit facilities	1,554.0	1,818.0

Bonds:
NOK 1,500 bond	170.6	201.4
US$600 bond	600.0	600.0
Total bonds	770.6	801.4

Related Party Loans
Loan provided by related party	125.0	110.7
Total interest bearing debt	2,449.6	2,730.1

Less: current portion	(218.1)	(218.1)
Less: Related party share of long term debt	(321.0)	(308.4)
Long-term portion of interest bearing debt	1,910.5	2,203.6

* Seadrill is the owner of 5.5% of the bond, this portion is presented as a related party liability in the Company's consolidated balance sheet. Refer to Note 21 - Related party transactions.
** Seadrill is the owner of 31.1% of the bond, this portion is presented as a related party liability in the Company's consolidated balance sheet. Refer to Note 21 - Related party transactions.

The company has adopted Accounting Standards Update (ASU) 2015-03, Interest - Imputation of Interest, (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs as at June 30, 2015, which requires the debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts and premiums. This ASU is effective for the first interim period beginning after December 15, 2015 and early adoption is permitted. The Company has chosen to early adopt this ASU in the second quarter of 2015. As a result, the consolidated balance sheet as at December 31, 2014 has been represented to reflect this change in accounting principle. $7.9 million of debt issuance costs have been reclassified from Other current assets to a direct deduction from Current portion of long-term debt and $15.4 million of debt issuance costs have been reclassified from Other non-current assets to a direct deduction from Long-term debt. Similarly, as at December 31, 2015, $7.7 million of debt issuance costs have been presented as a direct deduction from the current portion of long-term debt and $7.0 million of debt issuance costs have been presented as a direct deduction from long-term debt.

Outstanding debt as at December 31, 2015
(In $ millions)	Principal outstanding	Less: Debt Issuance Costs	Total Debt
Current portion of long-term debt	218.1	(7.7)	210.4
Long-term portion of debt	1,910.5	(7.0)	1,903.5
Total external debt	2,128.6	(14.7)	2,113.9

Outstanding debt as at December 31, 2014
(In $ millions)	Principal outstanding	Less: Debt Issuance Costs	Total Debt
Current portion of long-term debt	218.1	(7.9)	210.2
Long-term portion of debt	2,203.6	(15.4)	2,188.2
Total external debt	2,421.7	(23.3)	2,398.4

The outstanding debt as of December 31, 2015 is repayable as follows:

(In millions of U.S. dollars)	Year ending December 31,
Year ended December 31, 2016	218.1
Year ended December 31, 2017	1,080.8
Year ended December 31, 2018	218.4
Year ended December 31, 2019	807.3
Year ended December 31, 2020	—
Year ended December 31, 2021 and thereafter	125.0
Total debt	2,449.6

Credit facilities
$2,000 million senior secured credit facility
In April 2011, a $2,000 million senior secured credit facility was entered into with Seadrill to fund the Company’s acquisition of West Phoenix, West Navigator, West Alpha, West Epsilon, West Venture, and West Elara, which have been pledged as security. As at December 31, 2015 the net book value of units pledged as security was $2,178.9 million. The $2,000 million senior secured credit facility has a 6 year term payable quarterly with a balloon payment of $950 million at maturity. The loan bears interest of Libor plus 2.0% per annum. As at December 31, 2015, the outstanding balance under the facility was $1,200 million, compared to $1,366.7 million as at December 31, 2014. We had $50 million undrawn under this facility as of December 31, 2015, which bears a commitment fee of 40% of the margin. The Company is restricted from using this undrawn capacity, however, due to restrictive covenants within the indentures of Seadrill's USD bonds - refer to the section below "Covenants on credit facilities and bonds" for further information.

In February 2015, North Atlantic Drilling received approval to amend its $2,000 million Senior Secured Credit Facility. Under the terms of the agreement, Seadrill has provided a guarantee for the credit facility in exchange for amendments to the covenant package, principally replacing the existing financial covenants with financial covenants within Seadrill's secured credit facilities. The guarantee fee charged by Seadrill is 0.3% per annum of the outstanding principal.

$475 million secured term loan
In October 2013, SFL Linus Ltd entered into a $475 million secured term loan and revolving credit facility with a syndicate of banks to fund the acquisition of West Linus, which has been pledged as security. As at December 31, 2015 the net book value of the West Linus pledged as security was $559.1 million. SFL Linus Ltd drew down on the loan at the delivery date of the rig in February 2014. The facility bears interest of LIBOR plus a margin of 2.75% and is repayable over a term of five years. A balloon of $192 million payable on maturity in June 2019. SFL Linus Ltd. entered into interest swap arrangements in July, 2013, in order to mitigate exposure to variability in cash flows for future interest payments on this loan. Refer also to Note 22 - Risk management and financial instruments for additional details. During the year ended December 31, 2015 draw downs of $41.0 million were made from the revolving credit facility and the Company made repayments totaling $138.3 million. As at December 31, 2015, the outstanding balance under the facility was $354.0 million, compared to $451.3 million as at December 31, 2014. There is no undrawn capacity on this facility at December 31, 2015.

In February 2015, North Atlantic Drilling received approval to amend its $475 million Credit Facility. Under the terms of the agreement, Seadrill provides a guarantee for the facility in exchange for amendments to the covenant package, principally replacing the Company's financial covenants with financial covenants within Seadrill's secured credit facilities. The guarantee fee charged by Seadrill is 0.3% per annum of the outstanding principal.

Unsecured Bonds

NOK 1,500 million Senior Unsecured Bond
On October 30, 2013, a NOK1,500 million senior unsecured bond was issued with maturity date October 2018. The bond bears interest at 3-months NIBOR plus a margin of 4.40%. The bond was subsequently swapped to US$ with a fixed rate of 6.18% per annum until maturity. The net proceeds were used to repay the remaining outstanding amount under our Seadrill Revolving Credit Facility. During fourth quarter of 2014, Seadrill purchased in the open market a total of 5.5% ownership in the NOK 1,500 million Senior Unsecured Bond. As at December 31, 2015, Seadrill is the holder of 5.5% of the bond, which amounts to $9.4 million (December 31, 2014: 5.5% or $11.0 million).

In February 2015, the Company received approval from its Norwegian bondholders to amend the bond agreement for its NOK1,500 million Senior Unsecured Bond maturing in 2018. Under the terms of the agreement, Seadrill has provided a guarantee for the bond issue in exchange for amendments to the covenant package, principally replacing the current financial covenants with the financial covenants within Seadrill's NOK bonds. The guarantee fee charged by Seadrill is 0.3% per annum of the outstanding principal.

$600 million 6.25% Senior Unsecured Notes due 2019
On January 31, 2014, a $600 million senior unsecured bond was issued with maturity date January 2019. The notes bear a fixed coupon of 6.25%. The notes were listed on the Irish Stock Exchange on July 1, 2014. The net proceeds of this offering have been used to repay the $500 million 7.7% Bond, including a settlement premium of $22.5 million. As of December 31, 2015 Seadrill held 31.1% of the bond, which amounts to $186.6 million (December 31, 2014: 31.1% or $186.6 million).

The $600 million 6.25% Senior Unsecured Notes due 2019 are subject to certain financial and restrictive covenants contained in our indentures which restrict, among other things, our ability to pay dividends, incur indebtedness, incur liens, and make certain investments. In addition, these indentures contain other customary terms, including certain events of default, upon the occurrence of which, the bonds may be declared immediately due and payable.

In addition to the above, our bond indentures generally also contain restrictions which are customary for unsecured financings in this industry for similar unrated bonds, including limitations on indebtedness, payments, transactions with affiliates and restrictions on consolidation, merger and sale of assets.

Related party loans
$85 million Seadrill Revolving Credit Facility
Seadrill has provided North Atlantic an unsecured revolving shareholder loan of $85 million. The maturity date is set to January 30, 2015. The facility was increased from $200 million to $335 million on June 28, 2013, and then decreased to $85 million on November 20, 2013. The terms of the remaining facility of $85 million are the same as stated in the original agreement dated March 30, 2012. The interest is Libor plus 3.0% per annum. Aggregate drawdowns and repayments on this facility during the year ended December 31, 2015 were $0 million and $0 million, respectively. The facility matured in January 30, 2015.

SFL Linus Ltd
Ship Finance granted the VIE company, SF Linus Ltd, a loan of $195 million on June 28, 2013 to be repaid at the earlier of June 30, 2029 or date of sale of the West Linus rig. The loan did not bear interest until the rig was delivered from the yard. SFL Linus Ltd. repaid $70 million during the first quarter in 2014. The outstanding balance at December 31, 2015 is $125 million (December 31, 2014: $125 million). The proceeds of this loan was used to finance the acquisition of the West Linus. The loan is presented as debt to related parties on our balance sheet on December 31, 2015.

Covenants on credit facilities and unsecured bonds
Our credit facilities generally contain financial covenants as well as security provided to lenders in the form of pledged assets.

Bank Loans
In February 2015, we received approval to amend the agreements for our NOK 1,500 million senior unsecured bond, $2,000 million Senior Secured Credit Facility, and $475 million secured term loan. Under the terms of each agreement, Seadrill provides guarantees for the bonds and credit facility in exchange for amendments to the covenant package, principally replacing the current financial covenants with Seadrill's financial covenants, which are measured at the Seadrill consolidated level. In May 2015, Seadrill executed an amendment to the covenants contained in all of its secured credit facilities.

As such the main financial covenants contained in our credit facilities are as follows:

•	Aggregated minimum liquidity requirement for the Seadrill group: to maintain cash and cash equivalents of at least $150 million within the Seadrill group.

•	Interest coverage ratio: to maintain an EBITDA to interest expense ratio of at least 2.5.

•
Current ratio: to maintain current assets to current liabilities ratio of at least 1. Current assets are defined as book value less minimum liquidity, but including up to 20% of shares in listed companies owned 20% or more. Current liabilities are defined as book value less the current portion of long term debt.

•	Equity ratio: to maintain total equity to total assets ratio of at least 30%. Both equity and total assets are adjusted for the difference between book and market values of drilling units.

•	Leverage ratio: to maintain a ratio of net debt to EBITDA. Net debt is calculated as all interest bearing debt less cash and cash equivalents excluding minimum liquidity requirements.

◦	6.0:1, from and including the financial quarter starting on July 1, 2015 and including the financial quarter ending on September 30, 2016;

◦	5.5:1, from and including the financial quarter starting on October 1, 2016 and including the financial quarter ending December 31, 2016;

◦	4.5:1, from and including the financial quarter starting on January 1, 2017 until the final maturity date.

In connection with the amendment made in May 2015, effective from July 1, 2015, an additional margin may be payable on the senior secured credit facilities as follows:

•	0.125% per annum if the leverage ratio is 4.50:1 up to and including 4.99:1;

•	0.25% per annum if the leverage ratio is 5.00:1 up to and including 5.49:1;

•	0.75% per annum if the leverage ratio is 5.50:1 up to and including 6.00:1

In addition, as part of the amendments to the covenants contained in the Company’s senior secured credit facilities in May 2015, the Company is restricted from making dividend distributions during the waiver period until January 1 2017.

On April 28, 2016, Seadrill and the Company executed amendment and waiver agreements in respect of all of its senior secured credit facilities. The maturity of our $2 billion senior secured credit facility has been extended to June 30, 2017. In addition, the key terms and conditions of these agreements are as follows:

•
Equity ratio: Seadrill is required to maintain a total equity to total assets ratio of at least 30.0%. Prior to the amendment, both total equity and total assets are adjusted for the difference between book and market values of drilling units, as determined by independent broker valuations. The amendment removes the need for the market value adjustment from the calculation of the equity ratio until June 30, 2017.

•
Leverage ratio: the Seadrill is required to maintain a ratio of net debt to EBITDA. Prior to the amendment the leverage ratio had to be no greater than 6.0:1, falling to 5.5:1 from October 1, 2016, and falling again to 4.5:1 from January 1, 2017. The amendment retains the ratio at 6.0:1 until December 31, 2016, and then increases to 6.5:1 between January 1, 2017 and June 30, 2017.

•
Minimum-value-clauses: Seadrill's and the Company's secured bank credit facilities contain loan-to-value clauses, or minimum-value-clauses (“MVC”), which could require the Seadrill and the Company to post additional collateral or prepay a portion of the outstanding borrowings should the value of the drilling units securing borrowings under each of such agreements decrease below required levels. This covenant has been suspended until June 30, 2017.

•	Minimum Liquidity: The aggregated minimum liquidity requirement for the group to maintain cash and cash equivalents of at least $150 million has been increased to $250 million.

Additional undertakings:

•
Further process: Seadrill and the Company has agreed to consultation, information provision and certain processes in respect of further discussions with its lenders under its senior secured credit facilities.

•	Restrictive undertakings: Seadrill and the Company has agreed to additional near-term restrictive undertakings applicable during this process, including (without limitation) limitations in respect of:

◦	dividends, share capital repurchases and total return swaps;

◦	investments in, extensions of credit to or the provision of financial support for non-wholly owned subsidiaries;

◦	investments in, extensions of credit to or the provision of financial support for joint ventures or associated entities;

◦	acquisitions;

◦	dispositions;

◦	prepayment, repayment or repurchase of any debt obligations;

◦	granting security; and

◦	payments in respect of newbuild drilling units,
in each case, subject to limited exceptions.

•	Other changes and provisions:

◦	Undrawn availability: Seadrill and the Company has agreed to refrain from borrowing any undrawn commitments under its senior secured credit facilities.

◦	Fees: The Company has agreed to pay certain fees to its lenders in consideration of these extensions and amendments.

These extensions and amendments are designed to provide Seadrill and the Company and the banking group with a period of stability and certainty while a more comprehensive financing package is agreed. Seadrill and the Company intends to further communicate these financing plans this year.

For the purposes of the above tests, EBITDA is defined as the earnings before interest, taxes, depreciation and amortization on a consolidated basis and (ii) the cash distributions from investments, each for the previous period of twelve months as such term is defined in accordance with accounting principles consistently applied. However, in the event that Seadrill or a member of the group acquires rigs or rig owning entities with historical EBITDA available for the rigs' previous ownership, such EBITDA shall be included for covenant purposes in the relevant loan agreement, and if necessary, be annualized to represent a twelve (12) month historical EBITDA. In the event that Seadrill or a member of the group acquires rigs or rig owning companies without historical EBITDA available, Seadrill is entitled to base a twelve month historical EBITDA calculation on future projected EBITDA only subject to any such new rig having (i) a firm charter contract in place at the time of delivery of the rig, with a minimum duration of twelve months, and (ii) a firm charter contract in place at the time of such EBITDA calculation, provided Seadrill provides the agent bank with a detailed calculation of future projected EBITDA. Further, EBITDA shall include any realized gains and/or losses in respect of the disposal of rigs or the disposal of shares in rig owning companies.

Cash distributions from investments are defined as cash received by Seadrill, by way of dividends, in respect of its ownership interests in companies which Seadrill does not control but over which it exerts significant influence.

Our credit facilities and bonds contain customary restrictive covenants which that limit, among other things, our ability to:

•	incur additional indebtedness;

•	sell the mortgaged drilling rig, if applicable;

•	make additional investments or acquisitions;

•	pay dividends; and

•	effect a change of control in the Company.

A failure to comply with the covenants in our loan agreements could result in a default under those agreements and under other debt agreements containing cross-defaults provisions.

Our $2,000 million senior secured credit facility is secured by:

•	Guarantee provided by Seadrill Limited

•	Guarantees from the drilling rig owning subsidiaries and intra-group charterers (guarantors);

•	A first priority share charge over all of the shares issued by each of the guarantors;

•	A first priority mortgage in all collateral drilling units and any deed of covenant or general assignment thereto;

•	A first priority assignment of the earnings which arise out of the use of or operation of any of the collateral drilling units;

•	A first priority assignment of the bareboat charter contracts for the collateral drilling units;

•	A security interest in the earnings accounts; and

•	A first priority assignment of all of the insurance policies and contracts of insurance in respect of the collateral drilling units.

The $2,000 million senior secured credit facility also contains a loan-to-value clause, which could require the Company, at its option, to post additional collateral or prepay a portion of the outstanding borrowings should the value of the drilling units securing borrowings under each of such agreements decrease below required levels. The market value of the rigs must be at least 135% of the loan outstanding.

We were in compliance with all financial loan covenants as of December 31, 2015.

Bonds
For the Company’s outstanding NOK 1,500 million Senior Unsecured Bond, the main financial covenant is for Seadrill to maintain a total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book value and market values of drilling units.

For the Company’s outstanding $600 million Senior Unsecured Notes, we are subject to certain financial and restrictive covenants contained in our indentures which restrict, among other things, our ability to pay dividends, incur indebtedness, incur liens, and make certain investments. In addition, these indentures contain other customary terms, including certain events of default, upon the occurrence of which, the bonds may be declared immediately due and payable.

Additionally, we are a “restricted subsidiary” under the indenture relating to Seadrill’s 1,000 million 5 5/8% Senior Notes due 2017 and 500 million 6 1/8% Senior Notes due 2020. While we are not a guarantor of the notes or a party to the indentures thereto, Seadrill has agreed to cause us to comport with the restrictions on “restricted subsidiaries” contained in the indenture. Accordingly, Seadrill may use its influence over us to restrict our ability, among other things, to incur additional debt, pay dividends or issue guarantees, if Seadrill is required to do so under the terms of the indenture for the notes.

The Company and Seadrill were in compliance with all financial and other covenants as included within the amended credit facilities and bond agreements as tested by reference to the financial statements as of December 31, 2015.

Covenants contained in the credit facility of SFL Linus Ltd., our consolidated VIE
On October 17, 2013, SFL Linus Ltd. entered into a $475 million secured term loan and revolving credit facility with a syndicate of banks to fund the acquisition of the West Linus, which has been pledged as security. Seadrill Limited is the Charter Guarantor under this facility. While we are not, directly or indirectly, obligated to repay the borrowings under this facility, a breach of one or more of the covenants contained in this credit facility may have a material adverse affect on us. See “Item 3. Key Information-D. Factors-Failure to comply with covenants and other provisions in our existing or future debt agreements, including the senior unsecured notes, could result in cross-defaults under our existing debt agreements, which would have a material adverse affect on us.”

In February 2015, we received approval to amend the agreements for our $475 million credit facility. Under the terms of the agreement, Seadrill will provide a guarantee in exchange for amendments to the covenant package, principally replacing the current financial covenants with Seadrill's financial covenants. These covenants are the same as the NOK 1,500 million Senior Unsecured Bond and $2,000 million Senior Secured Credit Facility given above.

The Company, Seadrill and SFL Linus Ltd. complied with all financial and other covenants as included within the amended credit facility as tested by reference to the financial statements as of December 31, 2015.